                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Co-Registrants [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

                                          [_] Confidential, for Use of the
[X] Definitive Proxy Statement                Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            DTF TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
           (Names of Co-Registrants as Specified In Their Charters)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                           DTF TAX-FREE INCOME INC.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                             55 East Monroe Street
                            Chicago, Illinois 60603
                           Telephone (800) 338-8214

                NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held May 18, 2005

To the Shareholders of:
  DTF Tax-Free Income Inc.
  Duff & Phelps Utility and Corporate Bond Trust Inc.

   NOTICE IS HEREBY GIVEN to the holders of shares of common stock, par value $0.01 per share ("Common Shares"), of each of DTF Tax-Free Income Inc. ("DTF") and Duff & Phelps Utility and Corporate Bond Trust Inc. ("DUC") (DTF and DUC sometimes being referred to herein individually as a "Fund") and to the holders of shares of preferred stock of DTF, liquidation preference $50,000 per share, designated Remarketed Preferred Stock ("DTF RPS"), that the Annual Meetings of the Shareholders of DTF and DUC (the "Meeting") will be held jointly at the University Club, 76 East Monroe Street, Chicago, Illinois, on May 18, 2005 at 8:30 a.m., for the following purposes:

      1. To elect directors of each Fund in the following manner:

           (a)with respect to DTF, to elect three directors by holders of Common Shares of DTF and holders of DTF RPS, voting together as a single class, to serve until the Annual Meeting in 2008 or until a successor is duly elected and qualified; and

           (b)with respect to DUC, to elect three directors, each to be elected by holders of Common Shares of DUC, to serve until the Annual Meeting in 2008 or until successors are duly elected and qualified.

      2. To transact such other business as may properly come before the Meeting.

   Holders of record of Common Shares of DTF and DUC and DTF RPS at the close of business on April 4, 2005, are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                          By order of the Boards of Directors
                                            of DTF and DUC

                                          ALAN M. MEDER, Assistant Secretary
April 15, 2005

                             JOINT PROXY STATEMENT

                           DTF TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                             55 East Monroe Street
                            Chicago, Illinois 60603
                           Telephone (800) 338-8214

                     JOINT ANNUAL MEETING OF SHAREHOLDERS
                                 May 18, 2005

                                 INTRODUCTION

   This Joint Proxy Statement is furnished in connection with the solicitation by the Boards of Directors of DTF Tax-Free Income Inc. ("DTF") and Duff & Phelps Utility and Corporate Bond Trust Inc. ("DUC") of proxies to be voted at the Joint Annual Meeting of Shareholders of DTF and DUC, and at any and all adjournments thereof (the "Meeting"), to be held at the University Club, 76 East Monroe Street, Chicago, Illinois, on May 18, 2005 at 8:30 a.m. The approximate mailing date of this Joint Proxy Statement and accompanying forms of proxy is April 15, 2005. DTF and DUC sometimes are referred to herein individually as a "Fund" and collectively as the "Funds". DTF and DUC are each a part of a fund complex (referred to herein as the "Fund Complex") comprised of 71 funds, including 3 other closed-end funds and 66 open-end mutual funds.

   The Board of Directors of DTF has fixed the close of business on April 4, 2005 as the record date (the "Record Date") for the determination of holders of shares of common stock, par value $0.01 per share, of DTF ("DTF Common Shares") and holders of shares of preferred stock, liquidation preference $50,000 per share, designated Remarketed Preferred Stock, of DTF ("DTF RPS") entitled to vote at the Meeting. The Board of Directors of DUC has fixed the close of business on April 4, 2005 as the Record Date for the determination of holders of shares of common stock, par value $0.01 per share, of DUC ("DUC Common Shares" and, collectively with the DTF Common Shares and the DTF RPS, the "Shares") entitled to vote at the Meeting. Holders of Shares on the Record Date (the "Shareholders") will be entitled to one vote for each Share held, with no Shares having cumulative voting rights. As of the Record Date, there were 8,507,456 issued and outstanding DTF Common Shares, 1,300 issued and outstanding shares of DTF RPS and 26,882,561 issued and outstanding DUC Common Shares.

   As of the Record Date, to the knowledge of the management of each respective Fund, no person beneficially owned more than 5% of the DTF Common Shares, the DTF RPS or the DUC Common Shares.

   The Meeting is scheduled as a joint meeting of the respective Shareholders of the Funds because the Shareholders of each Fund are expected to consider and vote on similar matters. The Boards of Directors have determined that the use of a joint proxy statement for the Meeting is in the best interest of the Shareholders of each Fund. In the event that any Shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund's meeting to a time immediately after the Meeting, so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the Shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the Shareholders of such other Fund approve the proposal.

Summary of Voting on Proposals

                         Affected Classes of Shares of Such Fund
                Proposal   Fund          Entitled to Vote
                -------- -------- ------------------------------
                  1(a)     DTF    DTF Common Shares and DTF RPS
                  1(b)     DUC          DUC Common Shares

   Each proposal requires the affirmative vote of a plurality of the Shares of a Fund entitled to vote thereon present at the Meeting in person or by proxy and voting to elect the respective nominees as Directors.

   On the matters coming before the Meeting as to which a choice has been specified by the Shareholders by means of the ballot on the proxy, the respective Shares will be voted accordingly. Shares not voted with respect to a proposal due to an abstention or broker non-vote will be deemed votes not cast with respect to such proposal, but such Shares will be deemed present for quorum purposes. Management of each Fund recommends that you cast your vote FOR the nominees for Directors of each Fund listed in this Joint Proxy Statement. If a proxy is executed and returned and no choice is specified thereon, the Shares will be voted FOR the nominees for Directors of each Fund listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

   The Boards of Directors of the Funds know of no business other than that mentioned in Proposal 1 in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies, provided they determine such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

   Duff & Phelps Investment Management Co. (the "Adviser") is the investment adviser for each of the Funds. The Adviser has acted as investment adviser for each Fund since it commenced investment operations. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The address of the Adviser is 55 East Monroe Street, Chicago, Illinois 60603. The address of PXP is 56 Prospect Street, Hartford, Connecticut 06115. PXP is the investment management subsidiary of The Phoenix Companies, Inc. ("PNX"). PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115.

   The Annual Reports to Shareholders of each Fund, which include financial statements of each Fund as of its 2004 fiscal year end, have previously been mailed to Shareholders. Each Fund will furnish, without charge, a copy of such reports to Shareholders who request them by contacting the administrator of the respective Fund as set forth on page 15 of this Joint Proxy Statement.

                       PROPOSAL 1: ELECTION OF DIRECTORS

General Information

   At the Meeting, Shareholders of each Fund will vote for the election of nominees to serve as Directors of their respective Fund. As of the date of this Joint Proxy Statement, the Board of Directors of each of DTF and DUC currently is comprised of the same ten Directors: Messrs. Conway, Crawford, Dalzell-Payne, Georgeson, Jeffries, McLoughlin, Morris and Pavia, and Mesdms. Moran and McNamara. Mr. Crawford and Mr. Georgeson are scheduled to retire, and Mr. Pavia has informed the Boards of his intention to retire, from the Board of Directors of each of DTF and DUC effective following the election of the Director nominees named herein at the Meeting. Following the Meeting and the effectiveness of the retirements of Messrs. Crawford, Georgeson and Pavia, the Board of Directors of DTF will appoint Mr. Vitale and Ms. Lampton as Class III Directors of DTF to fill the vacancies resulting from Mr. Crawford's and Mr. Pavia's retirement and the Board of Directors of DUC will appoint Mr. Vitale as a Class I Director of DUC to fill the vacancy resulting from Mr. Georgeson's retirement. Following the Meeting and assuming the election and appointment of the respective DTF and DUC nominees the Board of Directors of each of DTF and DUC will be reduced to nine Directors. All Directors and nominees are scheduled to serve for a staggered term of one, two or three years, which will expire at the annual meeting of each Fund as set forth on pages 10 and 11 of this Joint Proxy Statement or until a successor is duly elected and qualified.

Directors

   The table below sets forth the names, ages, principal occupations and other information with respect to each of the Directors as of the date of the Proxy Statement, as well as information regarding Mr. Vitale and Ms. Lampton, who are anticipated to fill vacancies resulting from scheduled retirements. The Funds do not believe that any current Directors are "interested persons" of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder by reason of a current affiliation with the Adviser or otherwise. Mr. McLoughlin provides periodic, limited consulting services to the Adviser but is not a full-time employee. However, the Funds may consider the deliberations and actions of the Directors other than Mr. McLoughlin for purposes of certain matters requiring the approval of a majority of Directors who are not "interested persons" under the 1940 Act.

                                                                                              Number of
                                                                                             Portfolios
                                                                                               in Fund
                          Positions Term of Office                                             Complex          Other
                          Held with and Length of           Principal Occupation(s)           Overseen      Directorships
Name, Address and Age       Funds    Time Served              During Past 5 Years            by Director   Held by Director
---------------------     --------- -------------- ----------------------------------------- ----------- --------------------
E. Virgil Conway          Director  DUC and DTF:   Chairman, Rittenhouse Advisors, LLC           35      Director of Urstadt
Rittenhouse Advisors, LLC           Director since (consulting firm) since 2001. Chairman                Biddle Property
101 Park Avenue                     1995           and Board Member of the Metropolitan                  Corp. (1989-
New York, NY 10178                                 Transportation Authority (1992-2001).                 present), Trustee/
  Age: 74                                          Chairman and Trustee of the Harlem                    Director of Trism,
                                                   Youth Development Foundation (1987-                   Inc. (1994-2001),
                                                   2002). Chairman and Director of New                   Consolidated Edison
                                                   York Housing Partnership Development                  Company of New
                                                   Corp. (1981-2003). Director/Trustee, Pace             York, Inc. (1970-
                                                   University (1978-present), Centennial                 2002), Union
                                                   Insurance Company (1974-2002), Josiah                 Pacific Corp.
                                                   Macy, Jr., Foundation (1973-present),                 (1978-2002),
                                                   Realty Foundation of New York (1972-                  Blackrock Fund for
                                                   present).                                             Freddie Mac
                                                                                                         Securities (Advisory
                                                                                                         Director) (1990-
                                                                                                         2000), Accuhealth,
                                                                                                         Inc. (1994-2002),
                                                                                                         Atlantic Mutual
                                                                                                         Insurance Company
                                                                                                         (1986-2002).

                                                                                                    Number of
                                                                                                   Portfolios
                                                                                                     in Fund        Other
                             Positions   Term of Office                                              Complex    Directorships
                             Held with   and Length of           Principal Occupation(s)            Overseen       Held by
Name, Address and Age          Funds      Time Served              During Past 5 Years             by Director    Director
---------------------      ------------- -------------- ------------------------------------------ ----------- ---------------
William W. Crawford*         Director    DUC and DTF:   Currently retired. Former President and         2           None
4765 Whispering Pine Way                 Director since Chief Operating Officer of Hilliard,
Naples, FL 34103                         1995           Lyons, Inc., a registered broker-dealer.
  Age: 76

Harry Dalzell-Payne          Director    DUC and DTF:   Currently retired. Formerly a Major            35           None
The Flat                                 Director since General of the British Army.
Elmore Court                             1996
Elmore, GLOS GL2 3NT, UK
  Age: 75

William N. Georgeson*        Director    DTF: Director  Currently retired. Former Vice President        2           None
575 Glenwood Road                        since 1991 and of Nuveen Advisory Corp., an investment
Lake Forest, IL 60045                    DUC: Director  adviser. Director, Concordia University
  Age: 77                                since 1993     Foundation (charity) (1994-2003).

Francis E. Jeffries        Chairman of   DTF: Director  Chairman of the Boards of Directors of the     28      Director,
8477 Bay Colony Drive      the Boards of since 1991 and Funds. Until February 27, 2004, President              DNP Select
#902                       Directors     DUC: Director  of the Funds. Until May 13, 1997,                      Income Fund
Naples, FL 34108                         since 1993     Chairman of the Board of Directors of                  Inc. (closed-
  Age: 74                                               Phoenix Investment Partners, Ltd.                      end fund) and
                                                        ("PXP"). Prior to July 1995, Chief                     The Empire
                                                        Executive Officer of the predecessor of                District
                                                        PXP and Chairman of the Board of Duff &                Electric
                                                        Phelps Investment Management Co.                       Company.
                                                                                                               (through
                                                                                                               2004).

Nancy Lampton **                                        Chairman and Chief Executive Officer,           1      Director,
3 Riverfront Plaza                                      Hardscuffle Inc. (insurance holding                    Constellation
471 West Main Street                                    company) since January 2000; Chairman                  Energy
Louisville, Kentucky 40202                              and Chief Executive Officer, American                  Group, Inc.
  Age 63                                                Life and Accident Insurance Company of                 (public utility
                                                        Kentucky since 1971;                                   holding
                                                                                                               company) and
                                                                                                               DNP Select
                                                                                                               Income Fund
                                                                                                               Inc. (closed-
                                                                                                               end fund).
                                                                                                               Advisory
                                                                                                               Board
                                                                                                               Member,
                                                                                                               Thorium
                                                                                                               Power, Inc.
                                                                                                               (designer of
                                                                                                               non-
                                                                                                               proliferative
                                                                                                               fuel for
                                                                                                               nuclear
                                                                                                               energy needs)

--------
*Scheduled to retire following the Meeting.
**To be appointed as Director of DTF following the Meeting and effective upon the retirement of Mr. Pavia; Nominee for election as a Class III Director of DUC at the meeting.

                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund       Other
                      Positions Term of Office                                               Complex   Directorships
                      Held with and Length of            Principal Occupation(s)            Overseen      Held by
Name, Address and Age   Funds    Time Served               During Past 5 Years             by Director   Director
--------------------- --------- -------------- ------------------------------------------- ----------- -------------
Philip R. McLoughlin  Director  DUC and DTF:   Consultant to Phoenix Investment                76      Director, The
56 Prospect Street              Director since Partners, Ltd. (2002-present). Director and             Phoenix
Hartford, CT 06115              1996           Chief Executive Officer (1995-2002) and                 Companies,
  Age: 58                                      Chairman (1997-2002), PXP. Executive                    Inc. (2001-
                                               Vice President and Chief Investment                     2002); PXRE
                                               Officer, The Phoenix Companies, Inc.                    Group (1985-
                                               (2001-2002). Director (1994-2002) and                   present) and
                                               Executive Vice President, Investments                   World Trust
                                               (1988-2002), Phoenix Life Mutual                        Fund (1991-
                                               Insurance Company. Director, Phoenix                    present).
                                               Distribution Holding Company and
                                               Phoenix Investment Management
                                               Company (2001-2002). Director,
                                               Aberdeen Asset Management plc (1986-
                                               2002). Director (1983-2002) and
                                               Chairman (1995-2002) Phoenix
                                               Investment Counsel, Inc. Director (1984-
                                               2002), Chairman (1990-2002) and
                                               President (1990-2000), Phoenix Equity
                                               Planning Corporation. Chairman and Chief
                                               Executive Officer, Phoenix/Zweig
                                               Advisers (1999-2002). Director and
                                               Executive Vice President, Phoenix Life
                                               and Annuity Company (1996-2002).
                                               Director and Executive Vice President,
                                               PHL Variable Insurance Company (1995-
                                               2002). Director, Phoenix National Trust
                                               Company (1996-2002). Director, W.S.
                                               Griffith Securities Inc. (1992-2002).
                                               Director and Vice President, PM Holdings,
                                               Inc. (1985-2002).

Geraldine M. McNamara Director  DUC and DTF:   Managing Director (1982-present) of U.S.        35          None
U.S. Trust Company of           Director since Trust Company of New York (private
 New York                       2003           bank).
11 West 54th Street
New York, NY 10019
  Age: 53

Eileen A. Moran       Director  DUC and DTF:   President and Chief Executive Officer,           2          None
PSEG Resources, Inc.            Director since PSEG Resources Inc. (1990-present)
80 Park Plaza T-22              1996           (investment company).
Newark, NJ 07102
  Age: 50

                                                                                              Number of
                                                                                             Portfolios
                                                                                               in Fund       Other
                        Positions Term of Office                                               Complex   Directorships
                        Held with and Length of            Principal Occupation(s)            Overseen      Held by
Name, Address and Age     Funds    Time Served               During Past 5 Years             by Director   Director
---------------------   --------- -------------- ------------------------------------------- ----------- --------------
Everett L. Morris       Director  DTF: Director  Currently retired. Vice President of W.H.       35      Director,
164 Laird Road                    since 1991 and Reaves and Company (since 1993). Prior                  Reaves Utility
Colts Neck, NJ 07722              DUC: Director  to March 1993, Director of Public Service               Income Fund
  Age: 76                         since 1993     Enterprise Group Incorporated and
                                                 President and Chief Operating Officer of
                                                 Enterprise Diversified Holdings
                                                 Incorporated. Prior to January 1992,
                                                 Senior Executive Vice President and Chief
                                                 Financial Officer of Public Service
                                                 Electric and Gas Company. Prior to 1991,
                                                 Director of First Fidelity Bank, N.A., N.J.

Richard A. Pavia+       Director  DTF: Director  Currently retired. Vice Chairman Cook            2           None
7145 North Ionia Avenue           since 1991 and County Illinois President's Advisory
Chicago, IL 60646                 DUC: Director  Council-Forest Preserve District (since
  Age: 73                         since 1993     1997). Special Consultant, K&D Facilities
                                                 Resource Corp. (1995-2003).

David J. Vitale++                                Chief Administrative Officer, Chicago            1      Director, ISO
125 South Clark Street                           Public Schools since April 2003; Private                New England
16th Floor                                       investor November 2002-April 2003;                      Inc. (not for
Chicago, Illinois 60603                          President and Chief Executive Officer,                  profit
  Age 59                                         Board of Trade of the City of Chicago,                  independent
                                                 Inc., March 2001-November 2002; Retired                 system
                                                 executive 1999-2001; Vice Chairman and                  operator of
                                                 Director, Bank One Corporation, 1998-                   New
                                                 1999; Vice Chairman and Director, First                 England's
                                                 Chicago NBD Corporation, and President,                 electricity
                                                 The First National Bank of Chicago, 1995-               supply); DNP
                                                 1998; Vice Chairman, First Chicago                      Select Income
                                                 Corporation and The First National Bank                 Fund Inc.
                                                 of Chicago, 1993-1998 (Director, 1992-                  (closed-end
                                                 1998; Executive Vice President, 1986-                   fund); Ariel
                                                 1993);                                                  Capital
                                                                                                         Management,
                                                                                                         Inc., and Ark
                                                                                                         Investment
                                                                                                         Management
                                                                                                         and Wheels,
                                                                                                         Inc.

--------
+Intends to retire following the Meeting.
++To be appointed as Director of DTF and DUC following the Meeting and effective upon the retirements of Mr. Crawford and Mr. Georgeson, respectively.

Non-Director Officers of the Funds

   The table below sets forth certain information concerning the principal executive officers of the Funds. The officers serve until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but are also officers of the Adviser or an affiliate of the Adviser and receive compensation in such capacities.

Name, Address               Position(s) Held with Funds and                       Principal Occupation(s)
and Age                          Length of Time Served                              During Past 5 Years
-------------           --------------------------------------- -----------------------------------------------------------
Nathan I. Partain       DUC and DTF: President and Chief        Executive Vice President, Duff & Phelps Investment
55 East Monroe Street   Executive Officer since 2004            Management Co. (1997-present). President and Chief
Chicago, IL 60603                                               Executive Officer (2001-present), Executive Vice
  Age: 48                                                       President, Chief Investment Officer and Assistant Secretary
                                                                (1998-2001), DNP Select Income Fund Inc. Director of
                                                                Otter Tail Corporation (1993-present).

Timothy M. Heaney       DTF: Chief Investment Officer since     Managing Director, Fixed Income (1997-present), Director,
56 Prospect Street      2004; Vice President since 1997; and    Fixed Income Research (1996-1997) and Investment
Hartford, CT 06115-0480 Portfolio Manager (1997-2004)           Analyst (1995-1996) of Phoenix Investment Counsel, Inc.
  Age: 40

Daniel J. Petrisko      DUC: Chief Investment Officer since     Senior Vice President (1997-present) and Vice President
55 E. Monroe Street     2004; Vice President (2000-present) and (1995-1997) of Duff & Phelps Investment Management Co.
Chicago, IL 60603       Portfolio Manager (2002-2004)
  Age: 44

Alan M. Meder           DUC and DTF:                            Senior Vice President of Duff & Phelps Investment
55 E. Monroe Street     Treasurer and Assistant Secretary       Management Co. (1994-present).
Chicago, IL 60603       since 2000
  Age: 45

Joyce Riegel            DUC and DTF:                            Chief Compliance Officer of DNP Select Income Fund Inc.
55 E. Monroe Street     Chief Compliance Officer since 2003     (2004-present), Senior Vice President and Chief
Chicago, IL 60603                                               Compliance Officer (2004-present) and Vice President and
  Age: 50                                                       Compliance Officer of Duff & Phelps Investment
                                                                Management Co. (2002-2004), Vice President and Chief
                                                                Compliance Officer, Stein Roe Investment Counsel LLC
                                                                (2001-2002), Vice President and Compliance Officer, Stein
                                                                Roe Farnham Incorporated (1996-2000).

Equity Securities Owned by Directors and Officers

   Based on information provided to the Funds, including information provided by the Funds' service providers, the current and anticipated Directors of the Funds, as of the Record Date, beneficially owned equity securities of the Funds in the dollar ranges set forth in the tables below.

                             Independent Directors

                                                        Aggregate Dollar Range
                                                         of Equity Securities
                      Dollar Range of Equity Securities   Owned in All Funds
                               Owned in Funds                Overseen by
                      --------------------------------- Director in Family of
Name                        DTF              DUC        Investment Companies/1/
----                  ---------------- ---------------- ----------------------
E. Virgil Conway.....       None             None               None
William W. Crawford.. $10,001-$50,000  $10,001-$50,000     $10,001-$50,000
Harry Dalzell-Payne..       None             None               None
William N. Georgeson. $10,001-$50,000   Over $100,000       Over $100,000
Francis E. Jeffries..  Over $100,000    Over $100,000       Over $100,000
Nancy Lampton........       None             None               None
Philip R. McLoughlin.    $1-$10,000       $1-$10,000         $1-$10,000
Geraldine M. McNamara $10,001-$50,000  $10,001-$50,000     $10,001-$50,000
Eileen A. Moran...... $10,001-$50,000  $50,001-$100,000     Over $100,000
Everett L. Morris....  Over $100,000    Over $100,000       Over $100,000
Richard A. Pavia..... $50,001-$100,000  Over $100,000       Over $100,000
David J. Vitale......       None             None               None

--------
/1/ The Family of Investment Companies is comprised of DTF and DUC.

   Based on information provided to the Funds, including information provided by the Funds' service providers and in relevant filings with the Securities and Exchange Commission (the "SEC"), the current and anticipated Directors of the Funds as of the Record Date, beneficially owned the number of equity securities of each Fund set forth in the table below.

                                          Number of Equity
                                             Securities
                                          Owned in Funds/2/
                                         ----------------
                   Name                   DTF/3/    DUC/3/
                   ----                  ------    ------
                   E. Virgil Conway.....   None      None
                   William W. Crawford..  1,000     1,000
                   Harry Dalzell-Payne..   None      None
                   William N. Georgeson.  2,000    14,705
                   Francis E. Jeffries.. 56,776/1/ 36,498/1/
                   Nancy Lampton........   None      None
                   Philip R. McLoughlin.    250       250
                   Geraldine M. McNamara    708     1,391
                   Eileen A. Moran......  1,984     5,895
                   Everett L. Morris.... 72,326     9,000
                   Richard A. Pavia.....  5,940     7,280
                   David J. Vitale......   None      None

--------
/1/ Of the listed shares, Mr. Jeffries disclaims beneficial ownership of 8,000
    DTF Common Shares and 2,498 DUC Common Shares.
/2/ All shares owned are Common Shares.
/3/ The percentage of shares of each Fund beneficially owned by each Director does not exceed 1% of the class so owned.

   Based on information provided to the Funds, including information provided by the Funds' service providers, the Directors and officers of each Fund as a group, as of the Record Date, owned less than 1% of the outstanding DUC Common Shares, owned no outstanding shares of DTF RPS and owned 1.6% of the outstanding DTF Common Shares.

   None of the Directors or officers of the Funds made any purchases or sales of securities of PNX or any of its subsidiaries, including the Adviser, exceeding 1% of the outstanding common stock of such company during each Fund's fiscal year ended in 2004.

   As of the Record Date, none of the Directors of the Funds who are not interested persons of the Funds (within the meaning of Section 2(a)(19) of the 1940 Act) nor any "immediate family member" (within the meaning of Item 22 of
Schedule 14A of the federal proxy rules) of any Director who is not an interested person of the Funds, owns either beneficially or of record the securities of the Adviser or PNX.

Board and Committee Meetings

   Each Board of Directors held four meetings during its respective 2004 fiscal year. Each Director attended at least 75% of the meetings of the Board of Directors held during the period for which he or she was a Director.

   Each Fund has an audit committee (the "audit committee") and a nominating and governance committee ("the governance committee"). DUC's audit committee met five times and DTF's audit committee met three times during each Fund's respective 2004 fiscal year. Each Fund's nominating committee met three times during its 2004 fiscal year. Each such Director attended at least 75% of the meetings of the audit committee and governance committee held during the period for which he or she was a Director.

   Audit Committee. The audit committee is responsible for supervision of the Funds' independent auditors, the annual review of the Funds' investment advisory agreements and any other matters requiring the approval of the Directors who are not "interested persons" of the Funds pursuant to the 1940 Act. The Boards of Directors of the Funds have adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. In accordance with proxy rules promulgated by the Securities and Exchange Commission (the "SEC"), a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The revised and restated Joint Audit Committee Charter for the Funds is filed as Appendix A to this Joint Proxy Statement. The audit committees of the Funds have reviewed and discussed the financial statements of the Funds with management as well as with Ernst & Young LLP ("E&Y"), the independent auditors of the Funds, and discussed with E&Y the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committees have received the written disclosures and the letter from E&Y required under Independence Standard Board No. 1 and have discussed with the independent auditors their independence. Based on this review, the audit committees recommended to the Boards of Directors of the Funds that the audited financial statements of the Funds be included in each Fund's annual report to shareholders for each Fund's most recent fiscal year for filing with the SEC. The audit committee and the governance committee of each Fund consists of Messrs. Conway, Crawford, Dalzell-Payne, Georgeson, Morris and Pavia and Mesdms. McNamara and Moran, each of whom is not an "interested person" of the Funds as defined in the 1940 Act and are independent, as independence is defined by the listing standards of the New York Stock Exchange applicable to audit committee members that are applicable to the Funds.

   The Funds' audit committees each have adopted a Pre-Approval Policy, which is attached hereto as Annex A to the Joint Audit Committee Charter which appears in Appendix A hereto.

   Governance Committee. The governance committee is responsible primarily for nominating Directors and for monitoring corporate governance matters. Each of the Funds has considered the adoption of the following policy with respect to shareholder recommendations of Director candidates:

   The governance committee will consider Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the governance committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of shareholders. The governance committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the governance committee, a shareholder must submit the recommendation in writing and must include the following information:

  . The name of the shareholder and evidence of the person's ownership of shares of the applicable Fund, including the number of shares owned and the length of time of ownership;

  . The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Fund and the person's consent to be named as a Director if selected by the governance committee and nominated by the Board(s) of Directors; and

  . If requested by the governance committee, a completed and signed Director questionnaire.

   The shareholder recommendation and information described above must be sent to the Funds' Corporate Secretary c/o Duff & Phelps Investment Management Co., 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603 and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Fund's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

   The governance committee believes that the minimum qualifications for serving as a director of the Fund(s) are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors' oversight of the business and affairs of the Fund(s) and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the governance committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund(s). The governance committee also seeks to have the Board(s) of Directors represent a diversity of backgrounds and experience.

   The Funds' governance committees have adopted a Joint Governance and Nominating Committee Charter. The Fund intends to make available a current copy of the Joint Governance and Nominating Committee Charter, which is attached as Annex B hereto, through the Fund's website at www.phoenixinvestments.com.

Compensation of Directors

   Each Director who is an "affiliated person" of the Adviser (within the meaning of Section 2(a)(3) of the 1940 Act) by reason of being a full-time employee of the Adviser or an affiliate receives no compensation from the Funds for acting as Director. Each of the other Directors is paid the following amounts for his or her service as a Director: (i) an annual fee of $24,000 (representing a combined retainer for directorships held by such person for each of the Funds), which amount is allocated among the Funds, with $16,000 of such annual fee being allocated to DUC and $8,000 of such annual fee being allocated to DTF; (ii) an additional $4,000 to any Director who serves as a chairman of a committee of the Board of Directors; (iii) an attendance fee of $1,500 per regular meeting; (iv) an attendance fee of $1,500 per committee meeting; and (v) all out-of-pocket expenses of such members incurred in connection with each of the foregoing meetings. Mr. Jeffries receives an additional $7,500 annual fee for each Fund for serving as Chairman of the Board of Directors. The following table summarizes the compensation paid to Directors of each Fund for its respective fiscal year ended in 2004:

                             Independent Directors

                         Aggregate
                       Compensation                                          Total
                      from Each Fund         Pension or                   Compensation
                      for which Director     Retirement       Estimated     from the
                      Serves on Board/2/      Benefits         Annual      Funds and
                      ------------------ Accrued as Part of Benefits Upon     Fund
Name/1/               DTF/3/    DUC/4/     Fund Expenses     Retirement    Complex/5/
-------                -------  -------  ------------------ ------------- ------------
E. Virgil Conway..... $23,000   $34,000         None            None        $183,751
William W. Crawford.. $23,000   $34,000         None            None        $ 61,000
Harry Dalzell-Payne.. $23,000   $34,000         None            None        $167,125
William N. Georgeson. $23,000   $38,000         None            None        $ 65,000
Francis E. Jeffries.. $21,500   $29,500         None            None        $155,750
Nancy Lampton........    None      None         None            None        $ 47,227
Philip R. McLoughlin.    None      None         None            None        $  4,000
Geraldine M. McNamara $20,500   $34,000         None            None        $161,375
Eileen A. Moran...... $23,000   $34,000         None            None        $ 60,750
Everett L. Morris.... $31,000   $38,000         None            None        $178,751
Richard A. Pavia..... $21,500   $34,000         None            None        $ 61,375
David J. Vitale......    None      None         None            None        $ 46,977

--------
1 Neither Ms. Lampton nor Mr. Vitale was a Director of the Funds during the last fiscal year of each of the Funds and neither received any compensation directly from the Funds.
2 The amounts shown are for each Fund's fiscal year ended in 2004.
3 DTF has adopted a deferred compensation plan for its Directors who are not "affiliated persons" of the Adviser or an affiliate of the Adviser. Pursuant to DTF's deferred compensation plan, for the fiscal year ended in 2004, the following Directors deferred their compensation in the amounts of: Mr. Georgeson, $3,000; Mr. Jeffries, $21,500; Ms. McNamara, $9,250 and Ms. Moran, $1,500. Amounts deferred by a Director of DTF will be retained by DTF and will earn a rate of return determined by reference to the return on DTF Common Shares.
4 DUC has adopted a deferred compensation plan for its Directors who are not "affiliated persons" of the Adviser or an affiliate of the Adviser. Pursuant to DUC's deferred compensation plan, for the fiscal year ended in 2004, the following Directors deferred their compensation in the amounts of: Mr. Jeffries, $29,500; Ms. McNamara, $17,000; and Mr. Morris, $28,500. Amounts deferred by a Director of DUC will be retained by DUC and will earn a rate of return determined by reference to the return on DUC Common Shares.
5 The amounts shown reflect the total aggregate compensation received by each Director from the Fund Complex for the calendar year ended December 31, 2004.

Nominees for DTF Directors

   At the Meeting, Francis E. Jeffries, Geraldine M. McNamara and Eileen A. Moran are to be considered for election to serve as Class I Directors until the Annual Meeting of Shareholders in 2008 or until successors have been duly elected and qualified. Holders of DTF Common Shares and holders of DTF RPS, voting as a single class, will vote with respect to each of the nominees for Director, and an affirmative vote of a plurality of DTF Common Shares and DTF RPS, voting as a single class, present at the Meeting in person or by proxy, is required to elect each such nominee. It is the intention of the persons named on the enclosed proxy to vote the shares represented by them for the election of the respective nominees unless the proxy is marked otherwise.

   The Articles of Incorporation and By-Laws of DTF provide that the Board of Directors shall consist of not less than three nor more than ten directors divided into three classes, the classes to be as nearly equal in number as possible. Generally, the Directors of only one class are elected at each annual meeting, so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period. Assuming each of the DTF nominees is elected at the Meeting and giving effect to the appointments of Mr. Vitale to fill the vacancy resulting from Mr. Crawford's retirement and of Ms. Lampton to fill the vacancy resulting from Mr. Pavia's retirement, the terms of each class of the Board of Directors will expire at the annual meetings of DTF in the years indicated in the table below:

                               Class I Directors
                          Francis E. Jeffries - 2008
                         Geraldine M. McNamara - 2008
                            Eileen A. Moran - 2008

                              Class II Directors
                            E. Virgil Conway - 2006
                           Everett L. Morris - 2006
                          Harry Dalzell-Payne - 2006

                              Class III Directors
                             Nancy Lampton - 2007
                            David J. Vitale - 2007
                          Philip R. McLoughlin - 2007

   Pursuant to the 1940 Act, as long as any shares of DTF RPS are outstanding, the holders of shares of DTF RPS, voting as a separate class, will elect two of the Directors of DTF. Everett L. Morris and Nancy Lampton have been designated to be elected by the holders of DTF RPS. In the event a vacancy occurs on the Board of Directors by reason of death, resignation or a reason other than removal by the appropriate class of stockholders, the remaining Directors, or remaining Director, elected by the class or classes of shares that elected the vacant Director's position shall fill the vacancy for the entire unexpired term.

Nominees for DUC Directors

   At the Meeting, Philip R. McLoughlin, Geraldine M. McNamara and Nancy Lampton are to be considered for election to serve as Class III Directors until the Annual Meeting of Shareholders in 2008 or until successors have been duly elected and qualified. The holders of DUC Common Shares will vote with respect to each of the nominees for Director. An affirmative vote of a plurality of DUC Common Shares, present at the Meeting in person or by proxy, is required to elect each nominee. It is the intention of the persons named on the enclosed proxy to vote the shares represented by them for the election of the respective nominees unless the proxy is marked otherwise.

   The Articles of Incorporation and By-Laws of DUC provide that the Board of Directors shall consist of not less than three nor more than ten directors divided into three classes, the classes to be as nearly equal in number as possible. Generally, the Directors of only one class are elected at each annual meeting, so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period, although Mr. Morris was elected by the DUC Common Shareholders to serve a two-year term before his scheduled retirement in 2006. Assuming each of the DUC nominees is elected at the Meeting and giving effect to the appointment of Mr. Vitale to fill the vacancy resulting from Mr. Georgeson's retirement, the terms of each class of the Board of Directors will expire at the annual meetings of DUC in the years indicated in the table below:

                               Class I Directors
                            David J. Vitale - 2006
                          Francis E. Jeffries - 2006
                            Eileen A. Moran - 2006

                              Class II Directors
                            E. Virgil Conway - 2007
                           Everett L. Morris - 2006
                          Harry Dalzell-Payne - 2007

                              Class III Directors
                          Philip R. McLoughlin - 2008
                         Geraldine M. McNamara - 2008
                             Nancy Lampton - 2008

Shareholder Approval

   With respect to DTF, holders of DTF Common Shares and holders of shares of DTF RPS, voting together as a single class, are entitled to vote on each nominee for DTF. With respect to DUC, holders of DUC Common Shares are entitled to vote on each nominee for DUC. The affirmative vote of a plurality of the Shares cast in person or by proxy is required to elect the respective nominees. THE BOARDS OF DIRECTORS RECOMMEND A VOTE "FOR" EACH OF THE NOMINEES.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   E&Y has been selected as the independent registered public accounting firm by the audit committee of each Fund and ratified by a majority of each Fund's Board of Directors, including a majority of the independent Directors by vote cast in person, to audit the accounts of each Fund for and during each Fund's fiscal year ending in 2005. None of the Funds knows of any direct or indirect financial interest of E&Y in the Funds.

   Representatives of E&Y do not plan on attending the Meeting, but can be available by phone. E&Y will have the opportunity to make a statement if they desire to do so and can be available to respond to appropriate questions.

Audit Fees

   The aggregate fees billed to each Fund by E&Y for professional services rendered for the audit of each Fund's annual financial statements for the most recent fiscal year were in the following amounts:

                                  DTF $37,250
                                  DUC $39,250

   The aggregate fees billed to each Fund by E&Y for professional services rendered for the audit of each Fund's annual financial statements for the fiscal year preceding the most recent fiscal year were in the following amounts:

                                  DTF $34,500
                                  DUC $36,500

Audit-Related Fees

   The aggregate fees billed in the most recent fiscal year to each Fund by E&Y for assurance and related services reasonably related to the performance of the audit of each Fund's annual financial statements were as listed below. The nature of these services was periodic review of the Fund's commercial paper rating agency compliance tests. The fees for each Fund were in the following amounts:

                                   DTF $2,600
                                   DUC $2,600

   The aggregate fees billed in the fiscal year preceding the most recent fiscal year to each Fund by E&Y for assurance and related services reasonably related to the performance of the audit of each Fund's annual financial statements were in the amounts listed below. The nature of these services was periodic review of the Fund's commercial paper rating agency compliance tests. The fees for each Fund were in the following amounts:

                                   DTF $7,425
                                   DUC $7,425

Tax Fees

   The aggregate fees billed in the most recent fiscal year to each Fund by E&Y for professional services rendered for tax compliance, tax advice, and tax planning were as listed below. The nature of these services was completion of the federal tax return. The fees for each Fund were in the following amounts:

                                   DTF $3,750
                                   DUC $3,750

   The aggregate fees billed in the fiscal year preceding the most recent fiscal year to each Fund by E&Y for tax compliance, tax advice, and tax planning were as listed below. The nature of these services was completion of the federal tax return. The fees for each Fund were in the following amounts:

                                   DTF $3,500
                                   DUC $3,500

All Other Fees

   There were no fees billed in the most recent fiscal year or in the fiscal year immediately preceding the most recent fiscal year for services other than those described above to either Fund.

Aggregate Non-Audit Fees

   The aggregate non-audit fees billed in the most recent fiscal year by E&Y for services rendered to the Funds were in the following amounts:

                                   DTF $6,350
                                   DUC $6,350

   The aggregate non-audit fees billed in the fiscal year preceding the most recent fiscal year by E&Y for services rendered to the Funds were in the following amounts:

                                  DTF $10,925
                                  DUC $10,925

   In addition, the aggregate non-audit fees billed by E&Y for services rendered to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds were $0 for the most recent fiscal year of the Funds and $0 for the fiscal year preceding the most recent one of the Funds. All such fees for services rendered by E&Y to the Funds for audit and non-audit services and to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds, which are related to the operations of the Funds, were pre-approved by the audit committee of each Fund. The audit committee of each Fund has considered whether the provision of non-audit services that were rendered to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services that were not pre-approved is compatible with maintaining E&Y's independence.

                          PROXY SOLICITATION EXPENSES

   The expense of preparing, printing and mailing the enclosed form of proxy, accompanying Notice of Meeting and this Joint Proxy Statement and all other costs in connection with the solicitation of proxies will be borne by the Funds, which will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares of the Funds. The Funds employ Georgeson Shareholder Communications Inc. pursuant to a standard proxy solicitor contract to solicit proxies on behalf of the Funds, the cost of which will be borne proportionately by each Fund. Such amount is estimated to be approximately $3,500 per Fund, plus out of pocket expenses.

   In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Funds, the Adviser and its affiliates or by dealers or their representatives. It is anticipated that the cost of such supplementary solicitations, if any, will be nominal.

               REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

   The Annual Reports to Shareholders of each Fund, which include financial statements of each Fund as of its 2004 fiscal year end, have previously been mailed to Shareholders. Shareholders of DTF can obtain, without charge, a copy of DTF's Annual Report by calling EquiServe Trust Company, N.A., DTF's transfer agent, at (800) 451-6788 or by writing to Prudential Investments, LLC, DTF's administrator, at Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102. Shareholders of DUC can obtain, without charge, a copy of DUC's Annual Report, by calling Princeton Administrators, L.P., DUC's administrator, at (800) 543-6217 or by writing to Princeton Administrators, L.P., P.O. Box 9095, Princeton, NJ 08543-9095. None of the Directors or officers of the Funds has a material interest in such administrators.

                   SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

   The Boards of Directors of the Funds have considered the following procedures in order to facilitate communications between the Boards of Directors and the shareholders of the Funds and other interested parties.

Receipt of Communications

   Shareholders and other interested parties may contact the Board of Directors of the Funds or any member of the Board of Directors of the Funds by mail. To communicate with the Board of Directors or any member of the Board of Directors, correspondence should be addressed to the "Board of Directors" or the individual Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the applicable Fund or Funds at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.

Forwarding the Communications

   All communications received will be opened by the office of the legal counsel of Duff & Phelps Investment Management Co. for the sole purpose of determining whether the contents represent a message to one or more of the Directors. The office of the legal counsel will forward promptly to the addressee any contents that relate to the Fund(s) and that are not in the nature of advertising, promotions of a product or service, or patently offensive material. In the case of communications to the Board of Directors or any committee or group of members of the Boards of Directors, the legal counsel's office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope is addressed.

                    DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

   It is the policy of the Funds that their Directors, particularly those subject to election at that meeting, are encouraged to attend annual meetings of shareholders. The 2004 Joint Annual Meeting of Shareholders was attended by all of the members of the Boards of Directors of the Funds who were Directors at the time of such meeting.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds' Directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms with the SEC and the New York Stock Exchange, if applicable, reporting their affiliation with the respective Fund and reports of ownership and changes in ownership of Shares of the respective Fund's equity securities. These persons and entities are required by SEC rules and regulations to furnish the Funds with copies of all such forms they file. Based on a review of these forms furnished to the Funds, the Funds believe that during the last fiscal year of each Fund, each Fund's Directors and officers, the Adviser and affiliated persons of the Adviser complied with all applicable filing requirements.

                             SHAREHOLDER PROPOSALS

   Shareholder proposals intended to be presented at the 2006 Joint Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the appropriate Fund at the Fund's principal executive offices by December 16, 2005. In order for Shareholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's executive offices by February 29, 2006.

                                    GENERAL

   Management of the Funds does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

   A list of Shareholders entitled to be present and vote at the Meeting will be available at the offices of the Funds, 55 East Monroe Street, Chicago, Illinois 60603, for inspection by any Shareholder during regular business hours for ten days prior to the date of the Meeting.

   Failure of a quorum to be present at the Meeting will necessitate adjournment and will give rise to additional expense.

   IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          ALAN M. MEDER
                                          Assistant Secretary

April 15, 2005

                                                                     Appendix A

                          REVISED AND RESTATED (2003)
                       JOINT AUDIT COMMITTEE CHARTER OF
                           DTF TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

                       AS ADOPTED AS OF NOVEMBER 2003/1/

                               -----------------

                       I. PURPOSE OF THE AUDIT COMMITTEE

   The purpose of the Audit Committee (the "Audit Committee") of the Board of Directors (the "Board") of each of DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. (each a "Fund")/2/ is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Fund, including, without limitation:

      (a) assisting the Board's oversight of:

          (i) the integrity of the Fund's financial statements,

          (ii) the Fund's compliance with legal and regulatory requirements,

          (iii) the Fund's internal audit function and its independent auditor's qualifications and independence, and

          (iv) the performance of the Fund's internal audit function (whether such function is performed by the Fund's independent auditor (the "Independent Auditor") or by:

             (1) the Fund's officers and/or

             (2) service providers to the Fund, including Duff & Phelps Investment Management Co., the Fund's investment adviser (the "Adviser"), and third party administrators and their representatives (collectively, an "Administrator"), and

      (b) preparing the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement.
--------
/[1]/This Joint Audit Committee Charter, adopted on the date mentioned above, supercedes and replaces all prior versions that may have been adopted from time to time.
/[2]/This Joint Audit Committee Charter has been adopted by the Audit Committee and approved by the Board of Directors of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Charter has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms "Audit Committee," "Independent Directors" and "Board" mean the Audit Committee, Independent Directors and the Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

                    II. COMPOSITION OF THE AUDIT COMMITTEE

   The Audit Committee shall be comprised of three or more trustees/directors as determined from time to time by resolution of the Fund's Board. Each member of the Audit Committee shall be qualified to serve on the Audit Committee pursuant to the requirements of the Sarbanes-Oxley Act of 2002 (the "SOX Act") and the rules and regulations promulgated by the SEC pursuant to the SOX Act and by the New York Stock Exchange (the "NYSE"), as applicable. If a Fund's common shares are not listed for trading on a securities exchange, the members of that Fund's Audit Committee shall be "independent" as defined by the NYSE listing standards.

   No member of the Board may serve as a member of the Audit Committee if the member serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee. Any such determination must be disclosed in the Fund's annual proxy statement. For purposes of the foregoing limitation, "public companies" shall not include any Fund or any investment fund for which any of the Adviser, Phoenix Investment Partners, Ltd. (the parent of the Adviser), The Phoenix Companies, Inc. or other affiliates thereof (collectively, "Phoenix") provides investment management services, or any other investment fund within the "Fund Complex" under applicable SEC rules.

   Each member of the Audit Committee shall be "independent" as defined by the rules promulgated by the SEC pursuant to the SOX Act and the NYSE listing standards (or the listing standards of such other securities exchange on which the respective Fund's common shares are listed for trading)./3/

   According to Rule 10A-3 under the Securities Exchange Act of 1934 (a part of the rules and regulations promulgated by the SEC pursuant to the SOX Act), a member is independent if he/she, other than in his or her capacity as a member of the Audit Committee, the Board or any other board committee:

      (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund (or any subsidiary thereof), other than receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) from the Fund for prior service, so long as such compensation is not contingent in any way on continued service; and

      (b) is not an "interested person" of the Fund (an "Independent Director") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

   The chairperson of the Audit Committee shall be designated by the members of the Audit Committee, by a majority vote. Each member of the Audit Committee must be "financially literate" as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have "accounting or related financial management expertise" as the Board interprets such qualification in its business judgment.
--------
/[3]/Under Section 303A of the NYSE Listed Company Manual, the NYSE Corporate
     Governance Rules set forth therein (including the "independence" standards for directors and audit committee members, are not applicable to NYSE-listed closed-end funds that are in compliance with Rule 10A-3 of the 1934 Act, except as otherwise provided in this Audit Committee Charter.

   Further, either (a) at least one member of the Audit Committee must be determined by the Board in its business judgment to be an "audit committee financial expert" (as such term is defined in the rules and regulations promulgated by the SEC pursuant to the SOX Act), or (b) if no member of the Audit Committee is an "audit committee financial expert," such fact must be disclosed in the Fund's annual report filed with the SEC.

   Under the SOX Act, an "audit committee financial expert" must possess the following attributes: (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Fund's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal control over financial reporting; and (5) an understanding of audit committee functions.

   The SOX Act further requires that the attributes of an "audit committee financial expert" shall have been acquired through: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; (2) experience actively supervising a principal financial officer, principal accounting officer controller, public accountant, auditor or person performing similar functions;
(3) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (4) other relevant experience.

   The Audit Committee shall recommend to the Board whether one or more of its members should be deemed to be an "audit committee financial expert" or, if not, why not, and the Board shall make the final determinations in this regard. No person who is determined to be and designated as an "audit committee financial expert" shall have any greater responsibility or have any different fiduciary duties than any other member of the Audit Committee or of the Board.

   Any vacancy on the Audit Committee shall be filled by the affirmative vote of a majority of the remaining members of the Audit Committee at the next meeting of the Audit Committee following the occurrence of the vacancy. No member of the Audit Committee shall be removed except by the affirmative vote of a majority of the members of the Audit Committee.

                     III. MEETINGS OF THE AUDIT COMMITTEE

   The Audit Committee shall meet on a regular basis and special meetings shall be called as circumstances require. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee will meet separately on a periodic basis with (a) the chief financial officer of the Fund, (b) management of the Adviser, Phoenix or an Administrator, as the case may be, responsible for the Fund's internal audit function and for assisting with the preparation of the Fund's financial statements and (c) the Independent Auditor, in each case to discuss any matters that the Audit Committee or any of the above persons or firms believe should be discussed privately.

   A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communication equipment by means of which all persons participating in the meeting can communicate with each other shall constitute a quorum, provided that, once annually, at the meeting for selecting the Independent Auditor, a majority of the members of the Audit Committee present in person shall constitute a quorum. The Audit Committee may also take action by the written consent of a majority of its members, except to the extent an in-person meeting is required by the preceding sentence.

   For the sake of increased efficiency and for the dissemination of knowledge among the Funds, each Audit Committee may meet jointly with any other Audit Committee of other of the Funds.

   The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Fund.

                                 IV. AUTHORITY

   The Audit Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Audit Committee Charter, to institute investigations of suspected improprieties and to retain independent counsel or seek assistance from experts.

             V. DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

   In carrying out its duties and responsibilities, the Audit Committee's policies and procedures will remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:

(a)Oversight of the Auditor's Engagement/Independence

      (i) Appoint (subject to ratification by a majority of the Independent Directors), the Independent Auditor to audit the books and accounts of the Fund and its subsidiaries, if any, for each fiscal year;

      (ii) Review and, in its sole discretion, approve in advance the Independent Auditor's annual engagement letter, including the proposed fees contained therein;

      (iii) Pre-approve any of the following services (collectively, the "Covered Services"):

          (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Fund and

             (B) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Phoenix entity that provides ongoing services to the Fund (collectively, the "Covered Entities"), but only if the non-audit services provided to such Covered Entities would have a direct impact on the operations and financial reporting of the Fund; provided that pre-approval by the Audit Committee of Covered Services may be effected pursuant to the procedures described below;

          (iv) Obtain at least annually from the Independent Auditor and review a report describing:

             (A) the Independent Auditor's internal quality-control procedures; and

             (B) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues;

          (v) Obtain quarterly "notice reports" for the Fund (and, if the quarterly communication is not within 90 days prior to the filing of an audit report with the SEC for the Fund, provide an update with any changes to the previously reported information) from the Independent Auditor and review a report notifying the Audit Committee of all non-audit services that were not pre-approved by the Fund's Audit Committee provided to: (A) the Adviser or any entity controlling or controlled by the Adviser, or to any registered or unregistered investment company advised by the Adviser or any such controlling or controlled entity or (B) to any entity under common control with the Adviser if the entity (1) is an investment advisor, or (2) is engaged in the business of providing administrative, custodian, underwriting, or transfer agency services to any investment company or investment advisor. Such disclosure shall include the fees associated with any services described in this paragraph;

          (vi) Review at least annually the qualifications, performance and independence of the Independent Auditor, including the performance of the lead partner of the Independent Auditor, and, in its discretion, make decisions regarding the replacement or termination of the Independent Auditor when circumstances warrant; provided that if the Audit Committee proposes to terminate the Independent Auditor's annual engagement letter before its termination date, such termination is subject to the right of the Fund's shareholders to terminate the employment of the Independent Auditor pursuant to Section 32(a)(3) of the 1940 Act;

          (vii) Oversee the independence of the Independent Auditor by, among other things:

             (A) actively engaging in a dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and taking appropriate action to satisfy itself of the auditor's independence;

             (B) monitoring compliance by the Independent Auditor with the audit partner rotation requirements contained in the SOX Act and the rules and regulations promulgated by the SEC thereunder;

             (C) monitoring compliance by the Fund with the employee conflict of interest requirements contained in the SOX Act and the rules and regulations promulgated by the SEC thereunder; and

             (D) considering whether there should be a regular rotation of the Independent Auditor;

          (viii) Instruct the Independent Auditor that it is ultimately accountable to the Audit Committee, and that the Audit Committee is responsible for the appointment (subject to ratification by the Independent Directors), retention, compensation, evaluation and termination of the Independent Auditor, provided that if the Audit Committee proposes to terminate the Independent Auditor's annual engagement letter before its termination date, such termination is subject to the right of the Fund's shareholders to terminate the employment of the Independent Auditor pursuant to Section 32(a)(3) of the 1940 Act; and

          (ix) Establish clear hiring policies with respect to the Related Entities (defined below) hiring employees or former employees of the Independent Auditor.

      (b) Oversight of the Audit

          (i) Review the annual audit plan of the Independent Auditor, including the scope of audit activities and all critical accounting policies and practices to be used, monitor such plan's progress and results periodically during the year and review the results of the year-end audit of the Fund, including any comments or recommendations of the Independent Auditor;

          (ii) Obtain at least annually for the Fund from the Independent Auditor and review a report describing:

             (A) all critical accounting policies and practices used;

             (B) all alternative treatments within United States Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the Fund, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent Auditor; and

             (C) other material written communications between the Independent Auditor and management of the Fund, such as any management letter or schedule of unadjusted differences;


          (iii) Review with the chief financial officer of the Fund and with management representatives of the Adviser, other Phoenix entities and/or the Administrator, in each case responsible for the Fund's internal audit function and for assisting with the preparation of the Fund's financial statements (collectively, "Management") and the Independent Auditor, the following:

             (A) the Fund's annual audited financial statements and interim financial statements, and any major issues related thereto;

             (B) critical accounting policies and such other accounting policies of the Fund as are deemed appropriate for review by the Audit Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Fund's financial statements; and

             (C) the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Fund;

          (iv) Review on a regular basis with the Independent Auditor any problems or difficulties encountered by the Independent Auditor in the course of any audit work, including Management's response with respect thereto, any restrictions on the scope of the Independent Auditor's activities or on access to requested information, and any significant disagreements with Management. In connection therewith, the Audit Committee will review with the Independent Auditor the following:

             (A) any accounting adjustments that were noted or proposed by the Independent Auditor but were rejected by Management (as immaterial or otherwise);

             (B) any communications between the audit team and the Independent Auditor's national office respecting auditing or accounting issues presented by the engagement; and

             (C) any "management" or "internal control" letter issued, or proposed to be issued, by the Independent Auditor to the Fund;

          (v) Attempt to resolve all disagreements between the Independent Auditor and Management regarding financial reporting; and

          (vi) Review information obtained from the Independent Auditor pursuant to Section 10A of the Securities Exchange Act of 1934.

      (c) Oversight of Internal Audit Function and Controls and Procedures

          (i) Review periodically a report from the Fund's chief executive officer, chief financial officer and Independent Auditor, at least annually, regarding the following:

             (A) all significant deficiencies in the design or operation of internal controls of the Fund, the Adviser, the Administrator or any Phoenix entity that is identified in writing to the Audit Committee as being responsible for the financial reporting or operations of the Fund (collectively, the "Related Entities"), or, to the knowledge of such persons, other service providers, which could adversely affect the Fund's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Independent Auditor;

             (B) any fraud, whether or not material, that involves Management or other employees of the Fund, the Related Entities, or, to the knowledge of such persons, other service providers to the Fund who have a significant role in the Fund's internal controls;

             (C) any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses related to the Fund, the Related Entities, or, to the knowledge of such persons, other service providers to the Fund; and

          (ii) Discuss periodically with the appropriate officers of the Fund and, to the extent appropriate, the Independent Auditor, the Fund's policies with respect to risk assessment and risk management.

      (d) Compliance

          (i) Establish and maintain free and open means of communication between and among the Board, the Audit Committee, the Independent Auditor, any Related Entities and management of those other service providers of the Fund identified in writing to and deemed appropriate by the Audit Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis as the Audit Committee may deem necessary or appropriate;

          (ii) Establish procedures for (A) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (B) the confidential, anonymous submission by employees of the Related Entities or other service providers responsible for such services of concerns regarding questionable accounting or auditing matters; and

          (iii) Secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining, with or without approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Fund.

      (e) Miscellaneous

          (i) Prepare an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Joint Audit Committee Charter, and set forth the goals and objectives of the Audit Committee for the upcoming year. The evaluation will include a review and assessment of the adequacy of this Audit Committee Joint Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate;

          (ii) Report regularly to the Board on its activities, as appropriate; and

          (iii) Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee, the Governance Committee or the Board deems necessary or appropriate.

                          VI. PRE-APPROVAL PROCEDURES

   The Audit Committee shall prepare written pre-approval procedures pursuant to which it may pre-approve Covered Services. The Audit Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-approve Covered Services between regularly scheduled meetings of the Audit Committee. The Audit Committee shall review and approve its pre-approval procedures at least annually. The pre-approval procedures in effect from time-to-time shall be attached to this Joint Audit Committee Charter as Annex A.

                                VII. REPORTING

   The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Fund's financial statements, the Fund's compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors, or the performance of the Fund's internal audit function. In particular, the Audit Committee will also report its conclusions with respect to the matters set forth above in Sections V(a) (vi) and (vii), Sections V(b)(iv) and (v), Section
(c)(i)(A) and (B), Section V(e)(i) to the Board. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designed by the Audit Committee to make this report.

   The Audit Committee shall prepare the report required by the rules of the SEC to be included in the Fund's annual proxy statement and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Fund; (b ) discussed with the Independent Auditor the matters required to be discussed by the Statements on Auditing Standards No. 61; (c) received the written disclosures and the letter from the Independent Auditor required by ISB Standard No. 1 and have discussed with the Independent Auditor the auditor's independence; and (d) made a recommendation to the Board as to whether the financial statements be included in the Fund's annual report for the past fiscal year, as filed with the SEC.

                                VIII. RESOURCES

   The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                     IX. LIMITS ON ROLE OF AUDIT COMMITTEE

   While the Audit Committee has the duties and responsibilities set forth in this Joint Audit Committee Charter, the Audit Committee is not responsible for:

  . planning or conducting the audit or for determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles;

  . determining whether the Form N-CSR filed by the Fund with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

  . determining whether the Fund's financial statements and other financial information included in the Form N-CSR fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Fund as of, and for, the periods presented in the Form N-CSR; or

  . establishing, designing or maintaining disclosure controls and procedures for the Fund.

   In fulfilling its responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund, the Adviser, the Administrator, Phoenix or any Related Party. The Audit Committee and its members do not have a duty or responsibility to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Fund, the Adviser, the Administrator, Phoenix or any Related Party from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditor to the Fund.

                                                                        Annex A

                   JOINT AUDIT COMMITTEE PRE-APPROVAL POLICY
                                      OF

                           DTF TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

                       AS ADOPTED BY THE AUDIT COMMITTEE
                           AS OF NOVEMBER 2003/[1]/

Statement of Principles

   The Audit Committee of the Board of Directors of each of DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. (each a "Fund" and, collectively, the "Funds,")/[2]/ is required to pre-approve all Covered Services (as defined in the Joint Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Joint Audit Committee Charter) is pre-approved in accordance with the terms of this Joint Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

   The appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its regular 1/st/ Quarter meeting of each calendar year, the Audit Committee will review and re-approve this Policy and the appendices attached hereto, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

Delegation

   In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by

--------
/[1]/This Joint Audit Committee Pre-Approval Policy, adopted on the date mentioned above, supercedes and replaces all prior versions that may have been adopted from time to time.
/[2]/This Joint Audit Committee Pre-Approval Policy has been adopted by the
     Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms "Audit Committee" and "Board" mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

   Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the appendices hereto. Any proposed Covered Services exceeding these fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

   The terms and fees of the annual Audit services engagement for the Fund are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other matters.

   In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Fund not listed in Appendix A must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

   Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Fund and, to the extent they are Covered Services, the other Covered Entities (as defined in the Joint Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in Appendix B must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

   The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in Appendix C must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

   All Other services that are Covered Services and are not listed in Appendix D must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

   Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) will be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

 Appendix A

Pre-Approved Audit Services for the Funds

                                                                                                          Range of
Service                                                                                                     Fees
-------                                                                                                   --------
Statutory audits or financial audits for subsidiaries, if any; services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to
  SEC comment letters; attestation reports required by Section 404 of the Sarbanes-Oxley Act of
  2002; Form N-SAR internal control letters and SAS 100 reviews..........................................

 Appendix B

Pre-Approved Audit-Related Services

A. For the Funds

                                                                                                             Range of
Service                                                                                                        Fees
-------                                                                                                      --------
Attest services not required by statute or regulation (including the provision of certificates to the rating agencies regarding the asset coverage of any preferred shares or commercial paper issued by a
  Fund......................................................................................................

B. For the other Covered Entities

                                                                                                        Range of
Service                                                                                                   Fees
-------                                                                                                 --------
Consultations with the chief financial officer, chief compliance officer and other appropriate representatives of management of the Adviser and its affiliates as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (other than consultations that, under SEC rules, would be deemed to be "audit" services rather than "audit-
  related" services)...................................................................................
Attest services not required by statute or regulation..................................................

 Appendix C

Pre-Approved Tax Services

                                                                                             Range of
Service                                                                                        Fees
-------                                                                                      --------
U.S. federal, state, local and other tax planning, advice, compliance and return preparation
Misc. tax planning and advice (e.g. tax treatment for individual security holdings).........

Pre-Approved Tax Services

                                        Range of
                                Service   Fees
                                ------- --------

 Appendix D

Pre-Approved All Other Services

                                        Range of
                                Service   Fees
                                ------- --------
                                 None..

Pre-Approved All Other Services

                                        Range of
                                Service   Fees
                                ------- --------

                                                                     Appendix B

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                           DTF TAX-FREE INCOME INC.
                                 (THE "FUNDS")

                           GOVERNANCE AND NOMINATING
                               COMMITTEE CHARTER

Purpose

   The purposes of the Committee are: (1) to identify individuals qualified to become Board members and to recommend that the Board select particular Director nominees; (2) to develop and recommend to the Board a set of governance principles applicable to the Fund; (3) to oversee annually the evaluation of the Board, this Committee and management of other committees of the Fund; and
(4) to assist the Board in fulfilling its oversight responsibilities with respect to matters relating to the interests of the shareholders of the Fund.

Committee Composition

   The Committee shall be composed of three (3) or more members of the Board of Directors of the Fund, each of whom shall be an Independent Director and not an interested person (as such term is defined by section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")). One member of the Committee shall serve as Chairperson. The Board shall select the members of the Committee. Other Directors of the Fund, while not serving as members of the Committee, nonetheless may have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities.

Board Nominations/Independence

   1. The Committee shall recommend to the Board Director nominees for election at the next meeting of the Fund's shareholders, as required. Additionally, in the event of any vacancies on or additions to the Board, the Committee shall evaluate the qualifications of candidates and make nominations for membership on the Board, as the case may be. The Committee may also recommend that a vacancy in the membership of the Board not be filled based on the then current Board's size, composition and structure. In carrying out its responsibilities under this paragraph, the Committee shall have sole authority to retain and terminate any search firm to be used to identify Director candidates, including sole authority to approve the search firm's fees and other retention terms.

   2. Persons nominated as Independent Directors may not be "interested persons" of the Fund as that term is defined in the 1940 Act or such other interpretations and rules and regulations adopted in connection therewith. The Committee shall also review the composition of the Board to ensure that at least a sufficient percentage of the Directors are not interested persons, consistent with the requirements of the 1940 Act and the rules and regulations thereunder and of the New York Stock Exchange. With respect to such consideration of nominees and existing Directors, the Committee shall carefully evaluate their independence from any investment adviser, principal underwriter or other principal service provider to the Fund (and any affiliate thereof). The Committee shall also take into consideration any affiliations disclosed in the then current registration statement or other public filing for the Fund or otherwise disclosed to the Committee and any person who the Committee considers to be unlikely to exercise an appropriate degree of independence as a result of: (a) a material business or professional relationship with the Fund, its investment advisers or principal underwriter (or any of their affiliated persons); or (b) a close familial relationship with any natural person who is an investment adviser or principal underwriter (or any of their affiliated persons) may be considered by the Committee to be an interested person. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of any existing or prospective Independent Director. It shall consult with counsel to the Fund concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Directors.

   3. In assessing the qualifications of an existing or potential candidate for Independent Director membership on the Board, the Committee shall consider such other factors, as it may deem relevant.

Committee Nominations

   1. The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.

   2. The Committee shall review and make recommendations from time to time to the Board regarding the nature and duties of Board committees, including: (i) committee member qualifications (including, without limitation, "financial expert" status); (ii) committee member appointment and removal; (iii) committee structure and operations (including authority to delegate to subcommittees);
and (iv) committee reporting to the Board. In the event of any vacancies on or additions to any committee, the Committee shall evaluate the qualifications of candidates and make recommendations on membership on any committee to the Board.

Fund Governance

   1. The Committee shall recommend to the Board for its approval a set of governance guidelines and shall review such guidelines from time to time as it deems necessary or appropriate and recommend any proposed changes to the Board for approval. Such procedures shall consider, among other things, whether the Board is properly constituted, if matters entrusted to the Board have been properly considered, and any other matters that the Board should properly consider.

   2. The Committee shall coordinate an annual self-assessment by the Board of its effectiveness at least annually. The self-assessment may include, e.g., consideration of the Board's committee structure; the appropriateness of rotating the composition of each Committee; and whether each Board member is capable of providing sufficient oversight to the number of funds they monitor. The Committee shall promptly report its findings and conclusions to the Board.

Other Powers and Responsibilities

   1. The Committee shall meet as necessary in connection with any vacancy on or addition to the Board (or Committee) and otherwise from time to time as it deems appropriate, but no less frequently than annually, to perform its responsibilities.

   2. The Committee shall have the resources and authority appropriate to discharge its responsibilities.

   3. The Committee shall annually review the sufficiency of the retainer and fees paid to each member of the Board and to the members of the several Committees. If the Committee finds the retainer or fees to be insufficient, they will make a recommendation to the Board.

   4. The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

   5. The Committee shall prepare and maintain minutes of the resolutions adopted at all of its meetings and provide copies thereof to the Board within a reasonable period of time following each meeting.

(Approved August 18, 2004)

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE.


================================================================================
DTF TAX-FREE INCOME INC.
================================================================================

                                 COMMON STOCK

1.  Authority to vote for the election as Directors, the nominees listed below:

    Class I Nominees: (01)  Francis E. Jeffries    (02)  Geraldine M. McNamara
                      (03)  Eileen A. Moran


    FOR EACH NOMINEE       WITHHELD FROM EACH NOMINEE
          [_]                       [_]

    [_] ___________________
    For each nominee except as noted here

2. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 18, 2005.

Mark box at right if an address change or comment has been noted
on the reverse side of this card.                                         [_]


  Please be sure to sign and date this Proxy.


Signature: ____________ Date: ________   Signature: ____________ Date: ________

COMMON                      DTF TAX-FREE INCOME INC.                      COMMON

                  Annual Meeting of Stockholders - May 18, 2005
               Proxy Solicited on Behalf of the Board of Directors

The undersigned holder of shares of Common Stock of DTF TAX-FREE INCOME INC. (the "Fund"), a Maryland corporation, hereby appoints Joyce Riegel and Alan M. Meder, and each of them, with full power of substitution and revocation, as proxies, to represent the undersigned at the Annual Meeting of Stockholders to be held at the University Club, 76 East Monroe Street, Chicago, Illinois, on May 18, 2005 at 8:30 a.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitutes, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------
----------------------------------     -----------------------------------------
----------------------------------     -----------------------------------------

--------------------------------------------------------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE.


================================================================================
DTF TAX-FREE INCOME INC.
================================================================================

                          REMARKETED PREFERRED STOCK

1.  Authority to vote for the election as Directors, the nominees listed below:

    Class I Nominees: (01)  Francis E. Jeffries    (02)  Geraldine M. McNamara
                      (03)  Eileen A. Moran


    FOR EACH NOMINEE      WITHHELD FROM EACH NOMINEE
          [_]                       [_]

    [_] __________________
    For each nominee except as noted here

2. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 18, 2005.

Mark box at right if an address change or comment has been noted
on the reverse side of this card.                                         [_]


  Please be sure to sign and date this Proxy.


Signature: ____________ Date: _______    Signature: _____________ Date: _______

PREFERRED                    DTF TAX-FREE INCOME INC.                  PREFERRED

                  Annual Meeting of Stockholders - May 18, 2005
               Proxy Solicited on Behalf of the Board of Directors

The undersigned holder of shares of Remarketed Preferred Stock ("RPS") of DTF TAX-FREE INCOME INC. (the "Fund"), a Maryland corporation, hereby appoints Joyce Riegel and Alan M. Meder, and each of them, with full power of substitution and revocation, as proxies, to represent the undersigned at the Annual Meeting of Stockholders to be held at the University Club, 76 East Monroe Street, Chicago, Illinois, on May 18, 2005 at 8:30 a.m., and at any and all adjournments thereof, and thereat to vote all shares of RPS of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitutes, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------
----------------------------------     -----------------------------------------
----------------------------------     -----------------------------------------

--------------------------------------------------------------------------------

        Please Vote, Date, and                 [X]
        Sign and Return Promptly     Votes must be indicated
        in Enclosed Envelope.       (x) in Black or Blue ink.


1. Authority to vote for the election as Class III Directors, the nominees listed below:

    FOR all nominees      WITHHOLD AUTHORITY to vote           *EXCEPTIONS [_]
    listed below [_]      for all nominees listed below [_]

    Class III Nominees: Philip R. McLoughlin, Geraldine M. McNamara and Nancy Lampton

    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

    *Exceptions
                ----------------------------------------------------------------


2. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

    The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 18, 2005.

                              To change your address, please mark this box. [_]
                             To include any comments, please mark this box. [_]

    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                     +----------------------------------------+
                                     |  SCAN LINE                             |
                                     +----------------------------------------+



     ----------------     ------------------------     -------------------------
     Date                 Share Owner sign here        Co-Owner sign here

               DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                  ANNUAL MEETING OF STOCKHOLDERS - MAY 18, 2005
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (the "Fund"), a Maryland corporation, hereby appoints Joyce Riegel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of stockholders to be held at the University Club, 76 East Monroe Street, Chicago, Illinois, on May 18, 2005 at 8:30 a.m. (the "Annual Meeting") and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

          If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
                                   ENVELOPE.

                      (Continued and to be signed and dated on reverse side)

                             DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. P.O. BOX 11326
                             NEW YORK, N.Y. 10203-0326

--------------------------------------------------------------------------------